UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On September 28, 2018, Ocwen Financial Corporation (Ocwen) issued a press release announcing that all regulatory, governmental entity and contractual approvals required to consummate Ocwen’s previously announced acquisition of PHH Corporation have been obtained. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Ocwen intends to close the acquisition within the next 10 days.

The approval of the New York Department of Financial Services (NY DFS) for the acquisition imposes certain post-closing requirements on Ocwen, including certain reporting obligations and certain record retention and other requirements relating to the planned transfer of New York loans onto the Black Knight MSP® mortgage servicing system (MSP) and certain requirements with respect to the management of PHH Mortgage Corporation (PHH), as further described below. In addition, the NY DFS is revising its restriction on Ocwen’s ability to acquire mortgage servicing rights (MSRs), as summarized below.

Acquisitions of MSRs

●	Ocwen may acquire MSRs following completion of its acquisition of PHH Corporation provided that:

●	Any newly acquired MSRs are to be boarded onto the MSP system.

●	Ocwen may not increase the aggregate portfolio of New York loans serviced or subserviced by Ocwen by more than 2% per year (based on the unpaid principal balance of loans serviced at the prior calendar year-end) until the NY DFS determines that all loans serviced on the REALServicing® mortgage servicing system (RealServicing) have been successfully migrated to the MSP system and that Ocwen has developed a satisfactory infrastructure to onboard sizeable portfolios of MSRs.

●	Ocwen is prohibited from boarding any New York loans onto the RealServicing system.

Onboarding Loans to MSP

●	Ocwen must provide the NY DFS with reports and other information regarding onboarding New York loans to the MSP system from the RealServicing system.

●	Ocwen must discontinue its use of the RealServicing system to service New York mortgage loans by April 30, 2020.

Management Supervision

●	Ocwen must ensure that PHH has competent executive management in place and sufficient staff and resources with appropriate skills and expertise.

●	With limited exceptions, Ocwen may not appoint anyone to serve on the board of directors of PHH or to a senior management position at PHH without the prior written approval of the NY DFS for three years from the date of closing.

●	PHH may not share any common officers or employees or any internal audit, vendor oversight or risk management functions with Altisource Portfolio Solutions, S.A., Front Yard Residential Corporation and Altisource Asset Management Corporation, any of their respective officers or directors or any of their respective subsidiaries or other entities under their control.

●	The Ocwen board of directors must conduct an evaluation of each of Ocwen’s senior officers within one year to determine if they possess the ability, experience and other qualifications required to perform their duties. Ocwen must take appropriate action, acceptable to the NY DFS, if any of them do not possess such qualifications.

●	Ocwen must ensure an appropriately robust risk management function, compliance management program and internal audit structure for the transfer of loans onto the MSP servicing system.

Consumer Complaints

●	Ocwen must develop and implement a written Complaint Resolution Plan outlining the manner in which Ocwen will address consumer complaints for loans transferred from the RealServicing system to the MSP system.

●	Ocwen must provide ongoing reports to the NY DFS summarizing New York consumer complaints for a period of three years.

Acquisition of Control of Atrium

●	With respect to the indirect acquisition of control of Atrium Insurance Corporation (a dormant New York domiciled insurance company subsidiary of PHH Corporation that has not conducted business since 2010), Ocwen is required to withdraw a previously filed disclaimer of control request and submit, within 45 days of the date of the NY DFS approval, an amended and restated application for approval of control to the NY DFS.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including those statements relating to our pending acquisition of PHH Corporation. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include those described in Ocwen’s reports and filings with the SEC, including its 2017 Annual Report on Form 10-K and its current and quarterly reports since such date. Anyone wishing to understand Ocwen’s business should review our SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on our website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 99.1	Press Release of Ocwen dated September 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: September 28, 2018	By:	/s/ John V. Britti
John V. Britti
Chief Executive Officer
(On behalf of the Registrant)